SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 19, 2005

                                  SBARRO, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    New York
                            ------------------------
                            (State of Incorporation)


                1-8881                              11-2501939
         ---------------------            ---------------------------------
         (Commission File No.)            (IRS Employer Identification No.)

               401 Broadhollow Road, Melville, New York        11747
               ----------------------------------------      ----------
               (Address of Principal Executive Offices)      (Zip Code)


                                 (631) 715-4100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS

         On April 4, 2005, the Company filed a Form 12b-25 reporting that it would be late in filing its Annual Report on Form 10-K for the year ended January 2, 2005 (the "Report") because of the time and effort involved in its analysis of the impact of the views of the Staff of the Securities and Exchange Commission concerning the accounting for operating leases set forth in the February 7, 2005 letter from the Chief Accountant of the Securities and Exchange Commission to the Chairman of the Center for Public Company Audit Firms of the American Institute of Public Accountants and certain recent changes in the Company's management and accounting staff.

         The Company has determined that it needs additional time to complete its analysis of its operating leases and the impact thereof and, accordingly, will be further delayed in filing the Report.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SBARRO, INC.


Date: April 19, 2005                 By: /s/ Anthony J. Puglisi
                                         ---------------------------------------
                                             Anthony J. Puglisi,
                                             Vice President - Finance and Chief
                                               Financial Officer